UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2010 (November 1, 2010)

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

441-295-1422
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Underwriting Agreement and Pricing Agreement

Pursuant to a Prospectus Supplement dated November 1, 2010, to the Prospectus dated March 16, 2010 (together, the “Prospectus”), certain selling shareholders (the “Selling Shareholders”) of Lazard Ltd (the “Company”) identified in the Prospectus offered 3,000,000 shares of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The Prospectus was filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-165511) filed with the Securities and Exchange Commission on March 16, 2010.

The sale of the Common Stock was underwritten by Citigroup Global Markets Inc. (“Citi”), pursuant to (i) an Underwriting Agreement, dated as of November 1, 2010 (the “Underwriting Agreement”), among the Company, Lazard Group LLC (“Lazard Group”), the Selling Shareholders and Citi and (ii) a Pricing Agreement, dated as of November 1, 2010 (the “Pricing Agreement”), among the Company, the Selling Shareholders and Citi.  Citi agreed to purchase the 3,000,000 shares of Common Stock in the offering from the Selling Shareholders at a price of $35.77 per share of Common Stock.  The offering was approved by resolution of the Board of Directors of the Company on October 26, 2010.

In addition, pursuant to the Underwriting Agreement, Lazard Group agreed to purchase 1,220,714 shares of Common Stock from the Selling Shareholders through Citi, as agent, at a price of $35.77 per share of Common Stock, conditioned upon the closing of the offering.

The preceding is a summary of the terms of the Underwriting Agreement and the Pricing Agreement, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 and the Pricing Agreement attached as Exhibit 1.2, which are incorporated herein by reference as though they were fully set forth herein.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.         The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of November 1, 2010, among Lazard Ltd, Lazard Group LLC, the Selling Shareholders listed thereto and Citigroup Global Markets Inc.
1.2	Pricing Agreement, dated as of November 1, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Citigroup Global Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Michael J. Castellano
Name: Michael J. Castellano
Title: Chief Financial Officer

Dated:  November 5, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of November 1, 2010, among Lazard Ltd, Lazard Group LLC, the Selling Shareholders listed thereto and Citigroup Global Markets Inc.
1.2	Pricing Agreement, dated as of November 1, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Citigroup Global Markets Inc.